UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           SCHEDULE 14A


         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS
     PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                    FIRST KEYSTONE CORPORATION
      _____________________________________________________
      (Exact name of registrant as specified in its Charter)


      _____________________________________________________
        (Name of Person(s) Filing Proxy Statement if other
                         than Registrant)


Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applied:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rul 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                       FIRST KEYSTONE CORPORATION
_________________________________________________________________
                                            111 West Front Street
                                     Berwick, Pennsylvania  18603




                          March 28, 2008



Dear Fellow Shareholders of First Keystone Corporation:

     It is my pleasure to invite you to attend the 2008 Annual Meeting of Shareholders of First Keystone Corporation to be held on Tuesday, May 6, 2008, at 10:00 a.m., Eastern Daylight Time. The Annual Meeting this year will be held at the McBride Memorial Library, Community Room, 500 Market Street, Berwick, Pennsylvania 18603.

     The Notice of the Annual Meeting and the Proxy Statement on the following pages address the formal business of the meeting.
The formal business schedule includes:

     *         The election of 3 Class C Directors; and
     * The ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the fiscal year ending December 31, 2008.

     At the meeting, members of the corporation's management will review the corporation's operations during the past year and will be available to respond to questions.

     We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy form as soon as possible, in the postage-prepaid envelope. If you do attend the meeting and wish to vote in person, you must give written notice of your intentions to the Secretary of the corporation so that any ballot you submit at the meeting will supersede your prior proxy.

     Thank you for your continued support. I look forward to seeing you at the Annual Meeting if you are able to attend.

                              Sincerely,


                              /s/ J. Gerald Bazewicz
                              J. Gerald Bazewicz
                              President

               [THE PAGE INTENTIONALLY LEFT BLANK]

                    FIRST KEYSTONE CORPORATION

             ________________________________________

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MAY 6, 2008
             ________________________________________


TO THE SHAREHOLDERS OF FIRST KEYSTONE CORPORATION:

     Notice is hereby given that the Annual Meeting of Shareholders of First Keystone Corporation will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, May 6, 2008, at the
McBride Memorial Library, Community Room, 500 Market Street,
Berwick, Pennsylvania 18603, for the following purposes:

     1. To elect 3 Class C Directors to serve for a three year term and until their successors are properly elected and qualified;

     2. To ratify the selection of J. H. Williams & Co., LLP as the independent auditors for the corporation for the fiscal year ending December 31, 2008; and

     3. To transact any other business as may properly come before the Annual Meeting and any adjournment or postponement of the meeting.

     In accordance with the bylaws of the corporation and action of the Board of Directors, the corporation is giving notice of the Annual Meeting only to those shareholders on the corporation's records as of the close of business on March 4, 2008, and only those shareholders may vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     A copy of the corporation's Annual Report for the fiscal year ended December 31, 2007, is mailed with this Notice. Additional copies of the corporation's Annual Report for the 2007 fiscal year may be obtained, at no cost, by contacting Cheryl Wynings, Investor Relations, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603, telephone:
(570) 752-3671.

     Whether or not you expect to attend the Annual Meeting in person, we ask you to complete, sign, date, and promptly return the enclosed proxy form in the accompanying postage prepaid envelope. By so doing, you will ensure your proper representation at the meeting. The prompt return of your signed proxy will also save the corporation the expense of additional proxy solicitation. The execution and delivery of the enclosed proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                    By Order of the Board of Directors,



                    /s/ J. Gerald Bazewicz
                    J. Gerald Bazewicz, President



Berwick, Pennsylvania
March 28, 2008

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
     OF FIRST KEYSTONE CORPORATION TO BE HELD ON MAY 6, 2008

                        Table of Contents
                         ________________

                                                               Page

General Information                                       3
  Introduction, Date, Time and
     Place of Annual Meeting                              3
  Solicitation and Voting of Proxies                      3
  Revocability of Proxy                                   4
  Voting Securities, Record Date and Quorum               4
  Vote Required for Approval of Proposals                 4

Governance of the Company                                 5
  Code of Ethics                                          5
  Committees of the Board of Directors                    5
  Committees of the Bank                                  6
  Board Meetings and Attendance                           7
  Shareholder Communications                              7
  Shareholder Proposals and Nominations                   7

Proposal No. 1: Election of Directors                     8
  Information as to Directors and Nominees                8

Share Ownership                                           10
  Principal Owners                                        10
  Beneficial Ownership by Officers,
     Directors and Nominees                               10

Directors' Compensation Table                             12
  Compensation of Directors                               13

Report of the Audit Committee                             13

Compensation Discussion and Analysis                      15

Summary Compensation Table                                21

Principal Officers of the Bank and
     the Corporation                                      30

Legal Proceedings                                         31

Proposal No. 2: Ratification of
     Independent Auditors                                 31

Section 16(A) Beneficial Ownership
     Reporting Compliance                                 32

Availability of Form 10-K                                 32

Other Matters                                             32

      PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
     OF FIRST KEYSTONE CORPORATION TO BE HELD ON MAY 6, 2008


                       GENERAL INFORMATION


INTRODUCTION, DATE, TIME AND PLACE OF ANNUAL MEETING
____________________________________________________

     First Keystone Corporation, a Pennsylvania business corporation and registered bank holding company, furnishes this Proxy Statement in connection with the solicitation, by its Board of Directors, of proxies to be voted at the Annual Meeting of Shareholders and at any adjournment or postponement of the Annual Meeting. The corporation will hold the meeting on Tuesday, May 6, 2008, at 10:00 a.m., Eastern Daylight Time, at the McBride Memorial Library, Community Room, 500 Market Street, Berwick, Pennsylvania 18603.

     The principal executive office of the corporation is located at First Keystone National Bank, 111 West Front Street, Berwick, Pennsylvania 18603. The bank is the sole, wholly owned subsidiary of the corporation. The telephone number for the corporation is (570) 752-3671. All inquiries should be directed to J. Gerald Bazewicz, President of the corporation and the bank.

SOLICITATION AND VOTING OF PROXIES
__________________________________

     This Proxy Statement and the enclosed proxy form are first being sent to shareholders of the corporation on or about March
28, 2008.

     By properly completing and returning the accompanying proxy, a shareholder is appointing the proxy holders to vote his or her shares as the shareholder specifies on the proxy. If a shareholder signs the proxy but does not make any selection, the proxy holders will vote the proxy:

     * FOR the election of the nominees for Class C Director named below; and
     * FOR the ratification of the selection of J. H.
       Williams & Co. as the independent auditors for the corporation for the year ending December 31, 2008.

     The execution and return of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person, after giving written notice to the Secretary of the corporation.

     The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material that the corporation may furnish shareholders in connection with the Annual Meeting. In addition to the use of the mail, directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier or other electronic means. The corporation will not pay any additional compensation for the solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners and will reimburse them for their reasonable forwarding expenses.



                         Proxy Statement                Page 3

REVOCABILITY OF PROXY
_____________________

     A shareholder who returns a proxy may revoke the proxy at any time before it is voted only:

     * By giving written notice of revocation to John E.
       Arndt, Secretary of First Keystone Corporation, at 111 West Front Street, Berwick, Pennsylvania,
       18603;
     * By executing a later dated proxy and giving written notice of this fact to the Secretary of the corporation; or
     * By attending the Annual Meeting and voting in person, after giving written notice to the Secretary of the corporation, in person or at the above address.

VOTING SECURITIES, RECORD DATE AND QUORUM
_________________________________________

     At the close of business on March 4, 2008, the corporation had 5,440,076 shares of common stock outstanding, par value $2.00 per share. Our common stock is the corporation's only issued and outstanding class of stock. The corporation also had 247,691 shares held in treasury, as issued but not outstanding shares on that date. The corporation's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of common stock and up to 500,000 shares of preferred stock. As of March 4, 2008, no shares of preferred stock were issued or outstanding.

     Only shareholders of record as of the close of business on March 4, 2008, may vote at the Annual Meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the Annual Meeting, each shareholder is entitled to one vote for each share of common stock held on the record date.

     Pennsylvania law and the bylaws of the corporation require the presence of a quorum for each matter that shareholders will vote on at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the Annual Meeting. The corporation will count votes withheld and abstentions in determining the presence of a quorum for a particular matter. The corporation will not count broker non votes in determining the presence of a quorum for a particular matter. A broker non vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS
_______________________________________

     Assuming the presence of a quorum, the 3 nominees for director receiving the highest number of votes cast by shareholders will be elected. Votes withheld from a nominee and broker non votes will not be cast for the nominee.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders, in person or by proxy, on the matter. Abstentions and broker non votes are not votes cast and, therefore, do not count either for or against ratification. Abstentions and broker non votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the majority is calculated.


Page 4                   First Keystone Corporation

                    GOVERNANCE OF THE COMPANY

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, and are sound and represent best practices.

     The corporation's Board of Directors oversees all business, property and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing them with reports and other materials. The directors of the corporation also serve as the directors of the corporation's wholly owned bank subsidiary, First Keystone National Bank, upon election by the corporation.

     Currently, our Board of Directors has 11 members. Based on the qualifications for independence established under the Securities and Exchange Commission (the "SEC") and NASDAQ standards for independence, Don E. Bower, Dudley P. Cooley, and
Jerome F. Fabian meet the standards for independence. Only independent directors serve on our Audit Committee.

     In determining the directors' independence, the Board of Directors considered loan transactions between the bank and the directors, their family members and businesses with whom they are associated, as well as any contributions made to non profit organizations with whom they are associated.


                          CODE OF ETHICS

     As required by law and regulation, in 2003 we adopted our Code of Ethics to be applicable to our directors and senior officers. The Code of Ethics is posted on our website at www.firstkeystonecorporation.com, which we filed with the SEC as exhibit 14 on Form 8-K on January 11, 2007.


               COMMITTEES OF THE BOARD OF DIRECTORS

     The corporation's board of directors has, at present, an audit committee.

     AUDIT COMMITTEE. Members of the Audit Committee, during 2007, were Dudley P. Cooley, Chairman, Don E. Bower, and Jerome
F. Fabian, each of whom the Board of Directors has determined satisfies the independence and audit committee qualification standards. The Audit Committee met 4 times during 2007. The principal duties of the Audit Committee, are set forth in its charter which is available on our website at www.firstkeystonecorporation.com under the governance documents menu. The duties include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually, to the Board of Directors the engagement of an independent certified public accountant.

     The Board of Directors has determined that Dudley P. Cooley is an "audit committee financial expert" and "independent" as defined under applicable SEC and NASDAQ rules. The Board deems Mr. Cooley a "financial expert" as he possess the following attributes:



                         Proxy Statement                Page 5

     * An understanding of financial statements;
     * Proficiency in assessing the general utilization of such principles in connection with accounting for estimates, accruals and reserves;
     * Lengthy experience preparing, auditing, analyzing and evaluating financial statements;
     * Understanding of internal controls and procedures for financial reporting; and
     * Understanding of audit committee functions.

     During 2007, the corporation did not have formal nominating or compensation committees. The Board determined that it is appropriate for the corporation not to have a nominating or compensation committee in view of the corporation's relative size, stability of the corporation's Board of Directors, and the historic involvement of the entire Board in the director selection process and in the compensation process. Because there is no formal nominating or compensation committee, the corporation does not have a formal charter for such committees.


                      COMMITTEES OF THE BANK

     During 2007, the bank's board of directors maintained standing committees: trust, asset liability management, marketing, loan administration, human resources, building and executive. The composition of these committees is described below:


Name                                  Trust          ALCO       Marketing
____                                  _____         _____         ________
John E. Arndt                        X                           X
J. Gerald Bazewicz                   X             X             X
Don E. Bower                                                     X
Robert A. Bull                       X             X             X
Robert E. Bull                                     X             X
Dudley P. Cooley                                   X
Jerome F. Fabian                                                 X*
David R. Saracino                                  X
Robert J. Wise                       X*                          X

Number of Meetings
Held in 2007                         12            4             4



                                       Loan                        Human
Name                               Administration                Resources
____                              _____________                  ________
John E. Arndt                                                     X*
J. Gerald Bazewicz                    X                           X
Don E. Bower                          X*                          X
Robert A. Bull                                                    X
Robert E. Bull                                                    X
Dudley P. Cooley                      X
Jerome F. Fabian                      X                           X
David R. Saracino                     X
Robert J. Wise                        X                           X

Number of Meetings
Held in 2007                          4                           1



Name                                Executive                    Building
____                                _________                    ________
John E. Arndt                         X
J. Gerald Bazewicz                    X                           X
Don E. Bower                                                      X
Robert A. Bull
Robert E. Bull                        X*                          X
Dudley P. Cooley                      X
Jerome F. Fabian                                                  X
David R. Saracino                                                 X
Robert J. Wise                        X                           X*

Number of Meetings
Held in 2007                          0                           0

*Denotes Chairman of Respective Committee

Messrs. Joseph B. Conahan, Jr. and John G. Gerlach were appointed to the
Board of Directors in December 2007 and therefore, did not serve on any standing committees in 2007.



     TRUST COMMITTEE - This committee ensures that all trust activities of the bank are performed in a manner that is consistent with the legal instrument governing the account, prudent trust administration practices, and approved trust policy.

     ASSET/LIABILITY COMMITTEE - This committee reviews asset/liability committee reports and provides support and discretion in managing the bank's net interest income, liquidity, and interest rate sensitivity positions.



Page 6                    First Keystone Corporation

     MARKETING COMMITTEE - This committee provides guidance to management in formulating marketing/sales plans and programs to assist in evaluating the performance of the bank relative to these plans.

     LOAN ADMINISTRATION COMMITTEE - This committee monitors loan review and compliance activities. Also, the committee ensures that loans are made and administered in accordance with the loan policy.

     HUMAN RESOURCES COMMITTEE - This committee helps ensure that a sound human resources management system is developed and maintained. This committee determines compensation for non executive officers and employees. The entire Board of Directors acts as the Compensation Committee for the corporation and determines compensation for the executive officers.

     EXECUTIVE COMMITTEE - This committee exercises the authority of the Board of Directors in the management of the business of the bank between the dates of regular Board of Directors meetings.

     BUILDING COMMITTEE - This committee makes recommendations to the Board relating to the bank's physical assets, including both current and proposed physical assets.

BOARD MEETINGS AND ATTENDANCE

     The members of the Board of Directors of the corporation also serve as members of the Board of Directors of First Keystone National Bank. During 2007, the corporation's Board of Directors held 14 meetings. Each of the directors attended at least 75% of the combined total number of meetings of the corporation's Board of Directors and the committees of which he is a member.
Although there is no formal policy, all directors are expected to attend the Annual Meeting of Shareholders. All directors attended the 2007 Annual Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS
__________________________

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.

SHAREHOLDER PROPOSALS AND NOMINATIONS
_____________________________________

     If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2009 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 111 West Front Street, Berwick, Pennsylvania 18603, no later than December 1, 2008. Any proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. If a shareholder proposal is submitted to the company after December 1, 2008, it is considered untimely; and, although the proposal may be considered at the annual meeting, the company is not obligated to include it in the 2009 Proxy Statement.

     The corporation's Board of Directors nominates individuals for the position of director. Neither the corporation nor the bank has a nominating committee. In addition, a shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of the corporation in accordance with
Section 10.1 of the corporation's bylaws. Any shareholder who intends to recommend nomination of any candidate



                          Proxy Statement                Page 7
for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 45 days prior to the date of any meeting of shareholders called for the election of directors and must provide the specific information listed in
Section 10.1 of the bylaws. You may obtain a copy of the corporation's bylaws by writing to John E. Arndt, Secretary, First Keystone Corporation, 111 West Front Street, Berwick, Pennsylvania 18603.


          PROPOSAL NO. 1: ELECTION OF CLASS C DIRECTORS

     The corporation's bylaws provide that its Board of Directors will manage the corporation's business. Sections 10.2 and 10.3 of the Bylaws provide that the number of directors on the Board will not be less than 7 nor more than 25 and that the Board of Directors will be classified into 3 classes, each class to be elected for a term of 3 years. Within the foregoing limits, the Board of Directors may, from time to time, fix the number of directors and their classifications. No person over 70 years old may serve as director with the exception of Messrs. Bull and Wise. Section 11.1 of the bylaws require that a majority of the remaining members of the Board of Directors, even if less than a quorum, will select and appoint directors to fill vacancies on the Board, and each person so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she was appointed.

     Section 10.3 of the bylaws provide for a classified Board of Directors with staggered three year terms of office. Accordingly, at the 2008 Annual Meeting of Shareholders, 3 Class C Directors will be elected to serve for a three year term and until their successors are properly elected and qualified. The Board of Directors of the corporation has nominated the current Class C Directors to serve as Class C Directors for the next three year term of office. The nominees for reelection this year are as follows:

         *  Don E. Bower, director since 2001;
         *  Robert A. Bull, director since 2006; and
         *  Dudley P. Cooley, director since 1987.

     Each nominee has consented to serve a three year term of office and until his successor is elected and qualified.

     Unless otherwise instructed, the proxy holders will vote the proxies for the election of these 3 nominees. If any nominee should become unavailable for any reason, proxies will be voted in favor of a substitute nominee named by the Board of Directors of the corporation. A majority of the directors of the corporation, in office, may appoint a new director to fill any vacancy occurring on the Board for any reason, and the new director will serve until the expiration of the term of the class of directors to which he or she was appointed.

     The corporation's Articles of Incorporation provide that cumulative voting rights will not exist with respect to the election of directors. Accordingly, each share of common stock entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each director to be elected.

     The Board of Directors recommends that shareholders vote FOR the election of the above named nominees.

INFORMATION AS TO DIRECTORS AND NOMINEES
________________________________________

     The following selected biographical information about the directors and nominees for director is accurate as of March 4, 2008, and includes each person's business experience for at least the past 5 years.



Page 8                    First Keystone Corporation

       CURRENT CLASS C DIRECTORS WHOSE TERM EXPIRES IN 2008
 AND NOMINEES FOR CLASS C DIRECTOR WHOSE TERM WILL EXPIRE IN 2011

Don E. Bower              Mr. Bower (age 59), is the President
                          and owner of Don E. Bower, Inc., an
                          excavation contracting corporation
                          located in Berwick, Pennsylvania.  He
                          has been a director of the corporation
                          and the bank since 2001.

Robert A. Bull <F1>       Mr. Bull (age 55), is an attorney at
                          the law firm Bull, Bull, & Knecht, LLP.
                          Mr. Bull has been a director of the
                          corporation and the bank since 2006.

Dudley P. Cooley          Mr. Cooley (age 69), is a retired
                          financial consultant.  He has been a
                          director of the corporation and the
                          bank since 1987.


           CLASS A DIRECTORS WHOSE TERM EXPIRES IN 2009

Jerome F. Fabian          Mr. Fabian (age 65), is the President
                          and owner of Tile Distributors of
                          America, Inc., located in Wilkes Barre,
                          Pennsylvania.  He has served as a
                          director of the corporation and the
                          bank since 1998.

John G. Gerlach           Mr. Gerlach (age 66), is the President
                          of Pocono Community Bank, a division of
                          First Keystone National Bank.  He has
                          been a director of the corporation and
                          the bank since 2007.

David R. Saracino         Mr. Saracino (age 63), is the former
                          Vice President, Cashier, and Chief
                          Financial Officer of First Keystone
                          National Bank.  Mr. Saracino has served
                          as a director of the corporation and
                          the bank since 2006.

Robert J. Wise            Mr. Wise (age 78), now retired, has
                          served as a director of the corporation
                          since 1983 and of the bank since 1967.
                          Mr. Wise is also the Vice Chairman of
                          the Board of the corporation and the
                          bank, a position he has held since
                          1996.


           CLASS B DIRECTOR WHOSE TERM EXPIRES IN 2010

John E. Arndt             Mr. Arndt (age 46), is an insurance
                          broker and the owner of Arndt Insurance
                          Agency in Berwick, Pennsylvania.  He
                          has served as a director of the
                          corporation and the bank since 1995.

J. Gerald Bazewicz        Mr. Bazewicz (age 59), serves as the
                          President and Chief Executive Officer
                          of the corporation and the bank, a
                          position he has held since 1987.  He
                          has served as a director of the
                          corporation and the bank since 1986.

Robert E. Bull <F1>       Mr. Bull (age 85), now retired,
                          practiced as an attorney at the law
                          firm Bull, Bull & Knecht, LLP, of which
                          he remains a partner.  He has been the
                          Chairman of the Board of the
                          corporation since 1983 and of the bank
                          since 1981.  He has served as a
                          director of the corporation since 1983
                          and of the bank since 1956.



                          Proxy Statement                Page 9

Joseph B. Conahan, Jr.    Dr. Conahan (age 64), is an
                          Ophthalmologist and President of Pocono
                          Eye Associates, Inc.  Dr. Conahan has
                          been a director of the corporation and
                          the bank since 2007.


<F1>
Robert E. Bull is the father of Robert A. Bull.


                         SHARE OWNERSHIP

PRINCIPAL OWNERS
________________

     The following table sets forth, as of March 4, 2008, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person and the percentage of the corporation's outstanding common stock so owned.

________________________________________________________________________
                                       Amount and             Percent of
                                      Nature of              Outstanding
                                       Beneficial            Common Stock
    Name and Address                Ownership <F1>       Beneficially Owned
________________________________________________________________________
Berbank                          467,041 <F2>                8.59%
First Keystone National
Bank Trust Department
111 West Front Street
Berwick, PA 18603
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 4, 2008. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Nominee registration for the common stock held by the Trust Department of the bank on behalf of various trusts, estates and other accounts for which the bank acts as fiduciary with sole voting and dispositive power over 381,750 shares and as fiduciary with shared voting and dispositive power over 85,291 shares. Total does not include 130,623 shares held by the Trust Department of the bank for which the bank does not have sole or shared voting or dispositive power. The Trust Department intends to cast all shares under its voting power for the election of the nominees for director named below and for the ratification of J. H. Williams & Co., LLP, independent auditors of the corporation.



BENEFICIAL OWNERSHIP BY OFFICERS, DIRECTORS AND NOMINEES
________________________________________________________

     The following table sets forth, as of March 4, 2008, the amount and percentage of the outstanding common stock beneficially owned by each director, nominee for director, and other named executive officer of the corporation. The table also indicates the total number of shares owned by all directors, nominees for director, and executive officers of the corporation and the bank as a group. A person owns his shares directly as an individual unless otherwise indicated.



Page 10                   First Keystone Corporation

                                             Number of
          Name                             Shares Owned           Percentage
                                             <F1><F2>               <F3>
          ____                             _____________           _______
Nominee for Class C Directors
(to serve until 2011)
And Class C Director
____________________
Don E. Bower                              38,204 <F4>                  -
Robert A. Bull                            71,270 <F5>            1.31%
Dudley P. Cooley                           7,697                  -


Class A Director
(to serve until 2009)
____________________
Jerome F. Fabian                          36,557 <F6>             -
John G. Gerlach                            6,064 <F7>             -
David R. Saracino                         12,053 <F8>             -
Robert J. Wise                           188,090 <F9>            3.46%


Class B Director
(to serve until 2010)
____________________
John E. Arndt                              8,187 <F10>            -
J. Gerald Bazewicz                        41,744 <F11>            -
Robert E. Bull                           216,603 <F12>           3.98%
Joseph B. Conahan, Jr.                    45,939 <F13>            -


Other Named Executive Officer
_____________________________
Matthew P. Prosseda                        2,320 <F14>            -
Diane C. Rosler                            3,456 <F15>                 -

All Directors and Executive
Officers as a Group
(15 Persons in Total)                    687,947                      12.65%
____________________

<F1>
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 4, 2008. Beneficial ownership may be disclaimed as to certain of the securities.

<F2>
Information furnished by the directors and the corporation.

<F3>
Less than 1% unless otherwise indicated.

<F4>
Includes 36,832 shares held individually by Mr. Bower, 700 shares held jointly with his spouse, and 672 shares held as custodian for his grandchildren.

<F5>
Includes 22,519 shares held individually by Mr. R.A. Bull, 4,238 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, 26,139 shares held jointly with his spouse, 4,840 shares held individually by his spouse, and 11,034 shares held by his child.

<F6>
Includes 6,628 shares held individually by Mr. Fabian, 13,680 shares by the Jerome F. Fabian Trust Under Agreement for which Mr. Fabian exercises dispositive power, and 16,249 shares held jointly with his spouse.

<F7>
Includes 500 shares held individually by Mr. Gerlach and 5,564 shares held jointly with his spouse.



                              Proxy Statement                Page 11




<F8>
Includes 3,075 shares pledged securities.

<F9>
Includes 78,750 shares held individually by Mr. Wise, 30,590 shares held jointly with his spouse, and 78,750 shares held individually by his spouse.

<F10>
Includes 7,082 shares held individually by Mr. Arndt, and 1,105 shares held individually by his spouse.

<F11>
Includes 18,602 shares held individually by Mr. Bazewicz, 7,040 shares held in his bank 401(k) plan, 5,593 shares held jointly with his spouse, 797 shares held individually by his spouse, and 9,712 shares which may be purchased upon the exercise of stock options.

<F12>
Includes 128,695 shares held individually by Mr. R.E. Bull, 4,238 shares held by Bull, Bull & Knecht, LLP, a law firm of which Mr. Bull is a partner, and 83,670 shares held by the Sara E. Bull Decedent Estate Trust of which Mr. Bull is the trustee.

<F13>
Includes 41,449 shares held individually by Dr. Conahan and 4,490 shares held jointly with his spouse.

<F14>
Includes 1,267 shares held individually by Mr. Prosseda, 528 shares held in his bank 401(k) plan, and 525 shares which may be purchased upon the exercise of stock options.

<F15>
Includes 646 shares held in her bank 401(k) plan and 2,810 shares which may be purchased upon the exercise of stock options.




                       DIRECTORS' COMPENSATION TABLE


                                         FEES EARNED
                                           OR PAID
                                           IN CASH             STOCK
NAME                                         ($)              AWARDS
____                                       _______            ______
John Arndt                                 27,050.00        ---
Don E. Bower                               25,700.00        ---
Robert A. Bull                             27,800.00        ---
Robert E. Bull                             30,200.00        ---
Joseph B. Conahan, Jr.                      1,200.00        ---
Dudley P. Cooley                           24,800.00        ---
Jerome F. Fabian                           25,700.00        ---
David R. Saracino                          25,700.00        ---
Robert J. Wise                             28,850.00        ---



                                                             NON-EQUITY
                                           OPTION          INCENTIVE PLAN
NAME                                       AWARDS           COMPENSATION
____                                       ______           ____________
John Arndt                               ---                ---
Don E. Bower                             ---                ---
Robert A. Bull                           ---                ---
Robert E. Bull                           ---                ---
Joseph B. Conahan, Jr.                   ---                ---
Dudley P. Cooley                         ---                ---
Jerome F. Fabian                         ---                ---
David R. Saracino                        ---                ---
Robert J. Wise                           ---                ---



                                      CHANGE IN PENSION
                                          VALUE AND
                                        NON-QUALIFIED
                                          DEFERRED           ALL OTHER
                                        COMPENSATION       COMPENSATION
NAME                                      EARNINGS              ($)
____                                      ________         ____________
John Arndt                               ---                ---
Don E. Bower                             ---                ---
Robert A. Bull                           ---                ---
Robert E. Bull                           ---                ---
Joseph B. Conahan, Jr.                   ---                ---
Dudley P. Cooley                         ---                ---
Jerome F. Fabian                         ---                ---
David R. Saracino                        ---                ---
Robert J. Wise                           ---                ---



                                            TOTAL
                                             ($)
                                            _____

John Arndt                                  27,050.00
Don E. Bower                                25,700.00
Robert A. Bull                              27,800.00
Robert E. Bull                              30,200.00
Joseph B. Conahan, Jr.                       1,200.00
Dudley P. Cooley                            24,800.00
Jerome F. Fabian                            25,700.00
David R. Saracino                           25,700.00
Robert J. Wise                              28,850.00



Page 12                   First Keystone Corporation

COMPENSATION OF DIRECTORS
_________________________

     During 2007, each member of the corporation's Board of Directors received $600 for his attendance at the Annual Meeting. Other corporate Board meetings met concurrently with the bank's Board, and directors received no additional compensation. The bank's directors received $600 for each directors' meeting attended. Non employee directors received a $5,000 retainer and $300 for each committee meeting attended. In addition, Chairman Bull received an annual stipend of $1,000, and Vice Chairman Wise and Secretary Arndt each received an annual stipend of $750. In the aggregate, the Board of Directors received $238,600 for all Board of Directors' meetings and committee meetings attended in 2007, including all fees, and stipends paid to all directors in 2007.


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. In that connection, the committee, along with the Board of Directors, has formally adopted an audit committee charter setting forth its responsibilities.

     Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the corporation including the matters in written disclosures required by the Independence Standards Board and considered the compatibility of non audit services with the auditors' independence.

     The committee discussed the overall scope and plans for their audits with the corporation's internal and independent auditors. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The corporation believes that it has established appropriate policies and procedures to comply with requirements of the Sarbanes-Oxley Act of 2002. The committee held 4 meetings during fiscal year 2007 in addition to reviewing the quarterly results with the financial auditors prior to press release.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The committee and the Board of Directors have also approved the selection of the corporation's independent auditors for 2008.

     With respect to the corporation's outside auditors, the committee, among other things, discussed with J.H. Williams & Co., LLP matters relating to its independence, including the written disclosures made to the committee by the outside auditors and the letter from the outside auditors as required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees).



                          Proxy Statement                Page 13

     Aggregate fees billed to the corporation and the bank by J.
H. Williams & Co., LLP for services rendered during the years ended December 31, 2007 and 2006 were as follows:


                                        Year Ended December 31,
                                       2007                2006
                                       ____                ____
Audit fees <F1>                           $ 84,100           $81,800
Audit related fees <F2>                     23,645                 0
Tax fees <F3>                                6,400             6,200
All other fees <F4>                              0                 0
                                          ________           _______
     Total                                $113,645           $88,000
                                          ========           =======
_________________

<F1>
Audit Fees include fees billed for profession services rendered for the audit of annual financial statement and fees billed for the review of financial statements included in First Keystone Corporation's Forms 10-Q or services that are normally provided by J. H. Williams & Co., LLP in connection with statutory and regulatory filings or engagements.

<F2>
Audit Related Fees include fees reasonably related to the audit services provided by J. H. Williams & Co, LLP but not reported under Audit Fees. These services include review of certain financial information related to an acquisition of a financial institution.

<F3>
Tax Fees include fees billed for professional services rendered by J. H. Williams & Co., LLP for tax compliance, tax advice, and tax planning. These services include preparation of Federal and State Annual Tax Returns for the Corporation.

<F4>
All Other Fees include fees billed for products and services provided by J. H. Williams & Co., LLP, other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees.



AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON AUDIT
SERVICES OF INDEPENDENT AUDITOR
_______________________________

     The Audit Committee pre approves all audit and permissible non audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. The Audit Committee has adopted a policy for the pre approval of services provided by the independent auditors. Under the policy, pre approval is generally provided for up to one year and any pre approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre approve particular services on a case by case basis. For each proposed service, the independent auditor is required to provide a detailed engagement letter.

     The committee is comprised of 3 directors, all of whom are considered "independent" as defined by the NASDAQ listing standards. The Board of Directors has determined that no member of the committee has a relationship with the corporation that should interfere with his independence from the corporation or its management.

     The foregoing report has been furnished by the current members of the committee.


                  MEMBERS OF THE AUDIT COMMITTEE

                Dudley P. Cooley, Chairman
                Don E. Bower
                Jerome F. Fabian



Page 14                   First Keystone Corporation

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION
____________

     The Board of Directors serves as the Compensation Committee for the Bank and develops the bank's and the corporation's executive compensation policy, with the guidance of the Human Resources Committee. The Human Resources Committee consists of independent directors and the Chief Executive Officer and helps ensure that a sound human resources management system is developed and maintained.

     Executive compensation includes base salary, cash bonuses, long term incentives, and health and welfare and pension plans. The basic mission of the corporation's executive compensation policy is to provide executives with a competitive compensation package that attracts and retains qualified executives while placing a portion of total pay at risk. At risk elements of compensation may have no value or may be worth less than the target value if goals are not met. At risk compensation includes all components of core compensation other than base salary, pension plans, and health and welfare benefits. Equity based compensation provides an incentive for the executives which are aligned with the interests of the shareholders.

     The compensation program is designed to reward the named executive officers based on their level of assigned management responsibilities, individual performance levels, and individual value in the job marketplace. The Chief Executive Officer's individual performance objectives are the same as the strategic and financial performance objectives of the bank as a whole. For other executives, individual performances objectives are set by the Chief Executive Officer and a year end performance appraisal on each executive is prepared and reviewed by the Board of Directors.

     The executive compensation established by the Board of Directors is based upon its overall subjective assessment of the value of the services provided by each executive officer with consideration performance factors and peer group compensation information. The Board considers information provided by the Chief Executive Officer in determining the appropriate level of compensation for other executives, including the Chief Executive Officer's views on the appropriate levels of compensation for other named executive officers for the ensuing year. No executive officer other than the Chief Executive Officer attends those portions of the Board meetings during which the performance of the other named executive officers is evaluated or their compensation is being determined. For compensation provided to the Chief Executive Officer, the Board considers his performance, the results of management decisions made by him, and the earnings
of the organization.   The Chief Executive Officer is not present
during these discussions.

COMPENSATION CONSULTANT
_______________________

     The firm of L.R. Webber & Associates acts as a compensation consultant for the bank. L.R. Webber was hired by the Board of Directors. The bank requested that the consultant provide compensation survey information and be available to address the bank's questions. The consultant did not play a role in setting compensation.

BENCHMARKING
____________

     The Board of Directors uses data from the L. R. Webber & Associates compensation survey of the Pennsylvania banking and thrift industry to assist in determining executive pay. The peer group of financial institutions chosen by the Board of Directors for purposes of making a comparative analysis of executive compensation does not include all of the same financial institutions incorporated in the peer group established to compare shareholder returns as indicated in the performance graph included in the Form 10-K.



                          Proxy Statement                Page 15

     From the L. R. Webber survey, the financial institutions chosen to benchmark included (15) banks and (2) thrifts with assets between $500 million and $1 billion, or financial institutions with headquarters located in Northeastern
Pennsylvania.  The financial institutions included:

-  Citizens Savings Bank (Clarks Summit)
-  Columbia County Farmers National Bank (Bloomsburg)
-  Community Bank & Trust Company (Clarks Summit)
-  Dime Bank (Honesdale)
-  Ephrata Naitonal Bank (Ephrata)
-  ESSA Bank & Trust (Stroudsburg)
-  Fidelity Deposit & Discount Bank (Dunmore)
-  First Citizens National Bank (Mansfield)
-  First Community Bank & Trust Co.
-  First Liberty Bank & Trust (Jermyn)
-  First National Community Bank (Dunmore)
-  Jersey Shore State Bank (Williamsport)
-  Luzerne Bank (Luzerne)
-  Mauch Chunk Trust Company (Jim Thorpe)
-  Merchants National Bank of Bangor (Bangor)
-  Orrstown Bank (Shippensburg)
-  Peoples National Bank (Hallstead)

     As a result of the benchmarking, after reviewing base salaries and benefits, no adjustments to compensation were necessary in 2007, other than the normal annual salary increases. The goal of First Keystone Corporation to compensate at approximately the average range mid point for each job classification with at risk portion of compensation for the executives to reward favorable overall bank earnings performance. The executive positions reviewed were all in the mid point range except for the Chief Financial Officer, which was below the mid point range because of the limited amount of time the present CFO served in this position.

BASE SALARY
___________

     The Board of Directors determines base salary for the executive officers with guidance from the Human Resources Committee and from compensation surveys. For the base salary paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer as to each executive officer's level of individual performance, contribution to the organization, scope of responsibilities, salary history, and market levels.
For the base salary paid to the Chief Executive Officer, the Board of Directors, with the Chief Executive Officer not being present, considers his performance level, the results of management decisions made by him, and the earnings of the organization. The Board of Directors considers the return on assets and return on equity when determining whether or not the Chief Executive Officer's base pay should be at the median, below the median, or above the median provided in the compensation surveys. No particular weight is assigned to any of the foregoing individual performance factors.

     Decisions regarding base salary are made without consideration of other forms of compensation provided. Bonuses and long term incentive awards are intended to provide additional incentive to the executives to achieve a higher level of success. Adjusting the base salary to correspond with the amount of the bonuses and long term incentive awards would defeat the purpose of having at risk compensation. The at risk compensation incorporates a performance target for the corporation as described in cash bonuses below.



Page 16                   First Keystone Corporation

CASH BONUSES
____________

     The purpose of the Management Incentive Compensation Plan (the "Plan") is to provide incentives and awards to top management employees who, through high levels of performance, contribute to the success and profitability of the bank. The bonus plan serves as short term incentives that align executive pay with the annual performance of the corporation and is earned through the achievement of overall annual earnings objectives.
It aligns management's interests with those of the shareholders because, generally, the higher the net income for the year, the larger the bonuses paid to management. The Plan is also designed to support organizational objectives and financial goals, as defined by the bank's Strategic and Financial Plans, by making available additional, variable, and contingent incentive compensation. The required budget net income figure has generally been 5% to 10% over the previous year's net income for the corporation.

     The Plan is based upon the achievement of a required budget net income figure of $6.4 million in 2007 before any incentive award "pool" is formed. The calculation of share of profits to be distributed to the Plan participants, and the incentive formulas, are constructed to provide awards that are consistent with achieved profitability levels. The incentive formulas insure a level of incentive award that will enable the bank to attract, retain, and motivate high quality management personnel and support continued growth and profitability.

     The Plan is also established to augment regular salary and benefits programs already in existence. It is not meant to be a substitute for salary increases, but as a supplement to salary, and, as stated earlier, as an incentive for performance that contributes to outstanding levels of achievement.

     A committee appointed by the Board recommends performance levels to the Board for final action. Plan participants who are members of that committee shall not be entitled to vote on matters relating to the eligibility for and/or determination of their own incentive compensation awards. The committee, in the exercise of its discretion with respect to the determination of the amount of the incentive plan pool for any given plan year, may take into account the presence or absence of nonrecurring or extraordinary items of income, gain, expense, or loss, and any and all factors that, in its sole discretion, may deem relevant. Extraordinary occurrences may be excluded when calculating performance results to insure that the best interests of the Bank are protected and are not brought into conflict with the best interest of plan participants. No management incentive cash bonuses were paid out in 2007 or 2006.

     Participation in the Plan is limited to the executive management team. This management team includes the following functional job titles: Chief Executive Officer/President, Executive Vice President/Director of Lending, Vice President/Deposit/Operations Division Manager, Vice President/Technology Division Manager, and Trust Services Division Manager.

LONG TERM INCENTIVES
____________________

     Long term company performance is best achieved through an ownership culture that encourages long term performance through the use of stock based awards. The Board of Directors believes that stock option awards under the corporation's 1998 Stock Incentive Plan ("1998 Plan") provide a vehicle for long term incentive compensation through financial rewards dependent on future increases in the market value of the corporation's stock. The purpose of the 1998 Plan is to advance the development, growth and financial condition of the corporation and its subsidiaries by providing incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of the corporation and its subsidiaries. The 1998 Plan is designed to attract and retain individuals of outstanding ability as employees of the corporation and its subsidiaries, to encourage employees to acquire a proprietary interest in the corporation, to continue their employment with the corporation and its subsidiaries and to



                          Proxy Statement                Page 17
render superior performance during such employment. The 1998 Plan is administered by the board of directors. Persons eligible to receive awards under the 1998 Plan are those key officers and other management employees of the corporation and its subsidiaries as determined by the committee. Thus, executive officers are encouraged to manage the corporation with a view toward maximizing long term shareholder value.

     Under the 1998 Plan, the corporation makes grants of options to purchase shares of the corporation's common stock to employees, including executives, and the corporation has absolute power to determine what, to whom, when and under what facts and circumstances awards are made. The Board of Directors bases decisions relating to the awards on its overall subjective assessment of the value of the services provided by each executive officer with consideration to performance of the corporation and peer group compensation information. The options generally vest 6 months after issuance and expire ten years from the date of the grant. The options are awarded at the fair market value on the date of grant.

     The value realized by named executive officers from award grants in prior years is not taken into account in the process of setting compensation for the current year. We also do not maintain any equity or other security ownership guidelines or requirements.

401(K) PLAN
___________

     The Board believes that it is essential for employees to save for retirement and as such has provided all employees a vehicle through which to do so. The Bank maintains a 401(k) plan, which has a combined tax qualified savings feature and profit sharing feature. The Plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The Plan provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensation. The bank may make a discretionary contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. As employees of the bank, the named executive officers are also eligible to participate in the 401(k) under the same terms and conditions as other employees.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
_____________________________________

     The Supplemental Employee Retirement Plan ("SERP") rewards the executive officers for their long term contributions to the bank. To encourage the executives to continue their employment with the corporation, the Board believed it to be in the best interests of the corporation to enter into certain salary continuation agreements with the certain executives. The agreements were also established to reward the executives for past and future services to the corporation. The Board believes the income benefit amounts are reasonable and consistent with the compensation standards of Section 39 of the Federal Deposit Insurance Company Improvement Act of 1991 and the related implementing regulations.

     The corporation maintains a SERP for which Mr. Bazewicz participates. The SERP provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th birthday and the termination of employment in the amounts indicated in this proxy. Generally, no benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age.



Page 18                   First Keystone Corporation

     The Board has also determined that it is in the best interests of the corporation to finance the SERP benefits by purchasing life insurance on the life of certain executives. The Board selected Bank Compensation Strategies Group, a benefits consulting firm endorsed by the American Banking Association and many other state bank associations to calculate cost projections and choose life insurance appropriate to finance the obligations.


HEALTH AND WELFARE PLANS
________________________

     Health and welfare plans are not tied to corporation or individual performance. The costs of providing such benefits to all employees are not taken into account when determining specific salaries of the named executives and is seen as a cost of doing business.

     Group life insurance, group disability, vision benefits, and health insurance are available to all employees, as well is an IRS 125 plan. Such plans are standard in the industry and in the geographic area for all industries and necessary to compete for talented employees at all levels of the corporation. Named executives participate in these plans under the same terms and conditions as other employees.

     Health insurance premiums are partially paid by employees through payroll deductions for the employee share of the health care cost.

TRIGGERING EVENTS IN CONTRACTS
______________________________

     Mr. Gerlach is the only named executive officer who is a party to an employment agreement with the corporation. His agreement was negotiated as part of the merger agreement with Pocono Community Bank as Mr. Gerlach was also a party to an employment agreement with Pocono Community Bank. The triggering events contained in his employment agreement are typical in the financial services industry including termination without cause, termination by the executive for good reason, termination upon a disability or death and termination subsequent to a change of control.

     Under the Supplemental Executive Retirement Plan to which both Mr. Bazewicz and Mr. Prosseda are parties, the triggering events are change of control, disability, involuntary termination, and death.

     The Compensation Committee believes that the triggering events in these agreements are appropriate in that they encourage executives to act in the best interests of the shareholders in evaluating any change of control opportunities and it keeps the executives focused on running the corporation in the face of real or rumored corporate transactions.

ACCOUNTING AND TAX TREATMENTS
_____________________________

     Sections 162(m) of the Internal Revenue Code generally limits the tax deductibility of compensation paid in one year to highly compensated employees to $1 million. Performance based compensation is not subject to the limits on deductibility of
Section 162(m) provided such compensation meets certain requirements. The Compensation Committee strives to provide the named executive officers with compensation which will preserve the tax deductibility of compensation paid. Given the current level of compensation, the Compensation Committee does not feel that it is necessary to have a formal policy with regard to
Section 162(m).

MATERIAL DIFFERENCES IN NAMED EXECUTIVE OFFICERS' COMPENSATION
______________________________________________________________

     With the exception of Mr. Gerlach, the Named Executive
Officers are compensated based upon their respective position and longevity with the bank. Mr. Gerlach's compensation was determined after negotiations between Mr. Gerlach and the corporation during merger negotiations. Mr. Gerlach's



                          Proxy Statement                Page 19
compensation also takes into consideration his previous role as president of Pocono Community Bank, the one year term of the employment agreement, and the three year noncompetition provision contained in the employment agreement. Mr. Gerlach is subject to the three year noncompetion and nonsolicitation provision regardless of the reason of his termination of employment.

CONCLUSION
__________

     The Compensation Committee believes the amount and types of compensation provided to the Executives are competitive and appropriate for First Keystone Corporation to attain its short and long term objectives and goals. The compensation programs are designed to provide an incentive to the Executive on both a short term and long term basis. The programs have been tailored by First Keystone Corporation so that the various elements of compensation align the interests of our shareholders and those of the Executives to maximize shareholder value.

COMPENSATION COMMITTEE REPORT
_____________________________

     The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Board of Directors concluded that the Compensation Discussion and Analysis be included in the corporation's proxy statement.


                        BOARD OF DIRECTORS

                  Robert E. Bull, Chairman
                  Robert J. Wise, Vice Chairman
                  J. Gerald Bazewicz, President
                  John E. Arndt, Secretary
                  Don E. Bower
                  Robert A. Bull
                  Dr. Joseph B. Conahan, Jr.
                  Dudley P. Cooley
                  Jerome F. Fabian
                  John G. Gerlach
                  David R. Saracino

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
___________________________________________________________

     The Board of Directors, which includes J. Gerald Bazewicz, Chief Executive Officer, functions as the Compensation Committee. For compensation paid to executive officers other than the Chief Executive Officer, the Board of Directors considers information provided by the Chief Executive Officer. For compensation paid to the Chief Executive Officer, the Board of Directors, with Mr. Bazewicz not being present, determines his compensation, as outlined above under "Base Salary".

EXECUTIVE COMPENSATION
______________________

     The table below shows information concerning the annual and long term compensation for services rendered in all capacities to the corporation and the bank for the fiscal year ended
December 31, 2007 of those persons who were:

 *    all individuals who served as the Principal
      Executive Officer and Principal Financial Officer during 2007, and
 * the other 3 most highly compensated executive officers of the corporation and the bank at December 31, 2007 whose total compensation exceeded $100,000.



Page 20                   First Keystone Corporation


                        SUMMARY COMPENSATION TABLE


NAME AND
PRINCIPAL                                                       SALARY
POSITION                                       YEAR              ($)
________                                       ____              ______
J. Gerald Bazewicz                           2007           193,000
Principal Executive Officer                  2006           186,000

Diane C. Rosler                              2007            57,681
Chief Financial Officer                      2006            47,115

John G. Gerlach                              2007            42,052
President, Pocono Division                   2006            ---

Matthew P. Prosseda                          2007           145,000
Executive Vice President                     2006           140,000



NAME AND                                                         STOCK
PRINCIPAL                                      BONUS             AWARDS
POSITION                                         ($)               ($)
________                                        _____             ______
J. Gerald Bazewicz                            ---               ---
Principal Executive Officer                   ---               ---

Diane C. Rosler                               ---               ---
Chief Financial Officer                       ---               ---

John G. Gerlach                               ---               ---
President, Pocono Division                    ---               ---

Matthew P. Prosseda                           ---               ---
Executive Vice President                      ---               ---



                                                               CHANGE IN
                                                                PENSION
                                                               VALUE AND
                                                               NONQUALIFIED
                                                                 DEFERRED
NAME AND                                       OPTION          COMPENSATION
PRINCIPAL                                       AWARDS          EARNINGS
POSITION                                      ($) <F1>             ($)
________                                       ______            ________
J. Gerald Bazewicz                           96               77,689
Principal Executive Officer                  ---              73,541

Diane C. Rosler                              ---              ---
Chief Financial Officer                      ---              ---

John G. Gerlach                              72               ---
President, Pocono Division                   ---              ---

Matthew P. Prosseda                          72               13,902
Executive Vice President                     ---              ---



NAME AND                                      ALL OTHER
PRINCIPAL                                    COMPENSATION        TOTAL
POSITION                                         ($)               ($)
________                                       ____               ______
J. Gerald Bazewicz                         36,582 <F2>        307,367
Principal Executive Officer                34,065 <F2>        293,606

Diane C. Rosler                             5,910 <F3>         63,591
Chief Financial Officer                     4,829 <F3>         51,944

John G. Gerlach                           540,280 <F4>        582,404
President, Pocono Division                ---                 ---

Matthew P. Prosseda                        14,862 <F5>        173,836
Executive Vice President                   14,350 <F5>        154,350
____________________

<F1>
Option awards represent the compensation expense and financial reporting value of 2007 grants issued December 27, 2007 and recognized in 2007 for the named executive officers. There can be no assurance that these values will ever be realized by the executive in the future, or that the options will ever be exercised.

<F2>
Amounts shown for Mr. Bazewicz in 2007 include $16,800 in Director fees, $5,790 401(k) matching contribution and $13,992 401(k) profit sharing award and in 2006 $15,000 in director fees, $5,580 401(k) matching contribution and $13,485 401(k) profit sharing award.

<F3>
Amounts shown for Ms. Rosler in 2007 include $1,730 401(k) matching contribution and $4,180 profit sharing award and in 2006 1,413 401(k) matching contribution and $3,416 profit sharing award.

<F4>
Amounts shown for Mr. Gerlach in 2007 include $2,400 in director fees, $3,049 in 401(k) matching contribution, $1,221 401(k) profit sharing award, and $533,610 for the buyout of his Pocono warrants as provided in the merger agreement.

<F5>
Amounts shown for Mr. Prosseda in 2007 include $4,350 401(k) matching contribution and $10,512 401(k) profit sharing award and in 2006 $4,200 401(k) matching contribution and $10,150 401(k) profit sharing award.



401(K) PLAN
___________

     The bank maintains a 401(k) Plan which has a combined tax qualified savings feature and profit sharing feature. The plan provides benefits to employees who have completed at least one year of service and are at least 21 years of age. The plan agreement provides that the bank will match employee deferrals to the plan up to 3% of their respective eligible compensations. Additionally, the bank may make a discretionary profit sharing contribution annually to the plan. Contributions made by the bank to the plan are allocated to participants in the same portions that each participant's compensation bears to the aggregate compensation of all participants. Each participant in the plan is 100% vested at all times. Benefits are payable under the plan upon termination of employment, disability, death, or retirement.



                          Proxy Statement                Page 21

     Of the $285,850 total expenses during 2007, $38,914 was credited among the individual accounts of the 3 most highly compensated executive officers of the bank. Of the $38,915, Mr. Bazewicz was credited with $19,782, Mr. Prosseda with $14,862, and Mr. Gerlach with $4,270. Mr. Bazewicz has been a member of the plan for 22 years, Mr. Prosseda for 2 years, and Mr. Gerlach for 2 months.

STOCK OPTION GRANTS IN FISCAL YEAR 2007
_______________________________________

     The corporation granted stock options to executive officers and other employees during fiscal year ended December 31, 2007. All options were granted under the First Keystone Corporation 1998 Stock Incentive Plan. The table shows information about these grants to the named executive officers:


                                                            All Other Stock
                                                              Awards: Number
                                                             of Securities
                                                                Underlying
      Name                             Grant Date              Options <F1>
                                                                  (#)
      (a)                                 (b)                     (c)
     _____                             __________             ___________

J. Gerald Bazewicz                  12/27/2007                     1,000
John G. Gerlach                     12/27/2007                       750
Matthew P. Prosseda                 12/27/2007                       750



                                                                Grant Date
                                                                Fair Value
                                       Exercise or              of Stock
                                       Base Price                 Option
      Name                            Option Awards           Awards <F2>
                                         ($/Sh)                   ($)
      (a)                                 (d)                     (e)
     _____                               ______                   ______
J. Gerald Bazewicz                  16.75                     2,980
John G. Gerlach                     16.75                     2,235
Matthew P. Prosseda                 16.75                     2,235
____________________

<F1>
Options are granted under First Keystone Corporation's 1998 Stock
Incentive Plan on December 27, 2007, and are exercisable on and after June 27, 2008.

<F2>
FAS 123R Fair Value - There can be no assurance that the executive will ever exercise the options or realize the amounts in the future.



AGGREGATED OPTION EXERCISES IN 2007 YEAR-END OPTION VALUES

     The following table shows information about all exercises of stock options by the named executive officer under the 1998 Stock
Incentive Plan.



Page 22                   First Keystone Corporation

              OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

                                                       OPTION AWARDS
                                                  _______________________

                                                  NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
                                                        OPTIONS (#)
NAME                                                    EXERCISABLE
____                                                    ___________
J. Gerald Bazewicz                                     3,307
Principal Executive Officer                            2,205
                                                       3,150
                                                       1,050
                                                         ---

Diane C. Rosler                                          412
Chief Financial Officer                                  412
                                                         412
                                                         787
                                                         787

John G. Gerlach                                          ---
President, Pocono Division

Matthew P. Prosseda                                      525
Executive Vice President                                 ---



                                                       OPTION AWARDS
                                                  _______________________

                                                  NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
                                                        OPTIONS (#)
NAME                                                   UNEXERCISABLE
____                                                   _____________
J. Gerald Bazewicz                                       ---
Principal Executive Officer                              ---
                                                         ---
                                                         ---
                                                       1,000 <F1>

Diane C. Rosler                                          ---
Chief Financial Officer                                  ---
                                                         ---
                                                         ---
                                                         ---

John G. Gerlach                                          750 <F1>
President, Pocono Division

Matthew P. Prosseda                                      ---
Executive Vice President                                 750 <F1>



                                                       OPTION AWARDS
                                                  _______________________

                                                    EQUITY INCENTIVE
                                                      PLAN AWARDS:
                                                  NUMBER OF SECURITIES
                                                  UNDERLYING UNRESTRICTED
NAME                                              UNEARNED OPTIONS (#)
____                                                   _____________
J. Gerald Bazewicz                                     ---
Principal Executive Officer

Diane C. Rosler                                        ---
Chief Financial Officer

John G. Gerlach                                        ---
President, Pocono Division

Matthew P. Prosseda                                    ---
Executive Vice President



                                                       OPTION AWARDS
                                                  _______________________

                                                      OPTION EXERCISE
NAME                                                     PRICE ($)
____                                                     _________
J. Gerald Bazewicz                                     20.26
Principal Executive Officer                            15.88
                                                       21.11
                                                       20.95
                                                       16.75

Diane C. Rosler                                        20.26
Chief Financial Officer                                15.88
                                                       10.28
                                                       15.08
                                                       21.11

John G. Gerlach                                        16.75
President, Pocono Division

Matthew P. Prosseda                                    20.95
Executive Vice President                               16.75



                                                       OPTION AWARDS
                                                  _______________________

NAME                                             OPTION EXPIRATION DATE
____                                             ______________________
J. Gerald Bazewicz                                     09/22/08
Principal Executive Officer                            09/28/09
                                                       09/23/13
                                                       09/27/15
                                                       12/27/17

Diane C. Rosler                                        09/22/08
Chief Financial Officer                                09/28/09
                                                       09/26/10
                                                       09/24/12
                                                       09/23/13

John G. Gerlach                                        12/27/17
President, Pocono Division

Matthew P. Prosseda                                    09/27/15
Executive Vice President                               12/27/17

<F1>
These shares become exercisable on June 27, 2008.




                       OPTIONS EXERCISED DURING 2007


                                                    OPTION AWARDS
                                            ____________________________

                                              NUMBER
                                             OF SHARES            VALUE
                                             ACQUIRED            REALIZED
      NAME                                  ON EXERCISE       ON EXERCISE
                                                (#)               ($)
      ____                                  ___________        ____________
J. Gerald Bazewicz                         ---                 ---
Principal Executive Officer

Diane C. Rosler                            ---                 ---
Chief Financial Officer

Matthew P. Prosseda                        ---                 ---
Executive Vice President




                          Proxy Statement                Page 23

EQUITY COMPENSATION PLAN INFORMATION
____________________________________

     The following table provides information about our shares of common stock that may be issued under our existing equity compensation plans as of December 31, 2007.

                                                            Number of
                                                          Securities to
                                                            Be Issued
                                                          Upon Exercise
                                                        of Outstanding
                                                             Options
                                                             (A) (#)
                                                        ______________
Equity Compensation Plans
Approved by Stockholders                               54,562 <F1>


                                                               Number of
                                                             Securities
                                                               Remaining
                                                               Available
                                                             For Future
                                                               Issuance
                                          Weighted          Under Equity
                                          Average           Compensation
                                          Exercise          Plans Excluding
                                          Price Of           Securities
                                        Outstanding          Reflected In
                                          Options             Column (A)
                                          (B) ($)              (C) (#)
                                           ______            ___________
Equity Compensation Plans
Approved by Stockholders                17.55               68,104
___________________

<F1>
Includes shares issued under the corporation's 1998 Stock Incentive
Plan.




     The shares authorized and awarded under this plan have been adjusted to reflect a 5% stock dividend paid by the corporation on December 5, 2006. The corporation has no plans, contracts or arrangements under which the corporation's common stock may be issued to employees or non employees that have not been approved by shareholders.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
_____________________________________

     The corporation maintains a Supplemental Employee Retirement Plan ("SERP") covering 2 of the bank's executive officers, J. Gerald Bazewicz and Matthew P. Prosseda. The SERP, which is a salary continuation agreement, provides that if the executive officer continues to serve as an officer of the bank until a stated retirement age of 60 years for Bazewicz and age 62 for Prosseda, the bank will pay 240 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 60th or 62nd birthday and the termination of employment in the amounts indicated below.

     The established retirement benefit under the SERP for Mr. Bazewicz and Mr. Prosseda will be $3,750 per month and $4,167 per month, respectively, and is not subject to change. If the executive officer attains their stated retirement age, but dies before receiving all of the guaranteed monthly payments, then the bank will make the remaining payments to the officer's beneficiary. In the event the officer dies while serving as an officer, prior to their stated retirement age, the bank will remit the guaranteed monthly payment to the officer's beneficiary commencing the month following the executive's death. In the event of a change of control and the termination of the officer's employment, the guaranteed monthly payments will commence the month following the executive's termination of service. Generally, no benefit will be paid if the executive officer voluntarily terminates employment prior to attaining the stated retirement age or is terminated for cause.

     The SERP allows the executive officers to achieve a retirement income percentage that is more consistent with their experience and years of service to the bank. The plan objective is to provide the executive officers with a final wage replacement ratio of approximately 75% of projected final salary including projected benefits from the bank 401(k), social security, and salary continuation provided through the agreement.



Page 24                   First Keystone Corporation

                         PENSION BENEFITS

                                                               NUMBER
                                                              OF YEARS
                                         PLAN                 CREDITED
NAME                                     NAME              SERVICE (#)
____                                     ____              ___________
J. Gerald Bazewicz                      SERP                 11
Chief Executive Officer

Matthew P. Prosseda                     SERP                 1
Executive Vice President



                                         PERCENT             PAYMENTS
                                        VALUE OF              DURING
                                       ACCUMULATED          LAST FISCAL
NAME                                   BENEFIT ($)           YEAR ($)
____                                   ___________           ________
J. Gerald Bazewicz                    479,567              ---
Chief Executive Officer

Matthew P. Prosseda                    13,902              ---
Executive Vice President



EMPLOYMENT AGREEMENT
____________________

     In conjunction with the merger of Pocono Community Bank with First Keystone Corporation, Mr. Gerlach was provided an employment agreement for a one year period commencing November 1, 2007 and a consulting agreement for a one year period commencing November 1, 2008. The annual base salary under the employment agreement is $295,500. The annual base salary under the consulting agreement is $150,000.

POST TERMINATION BENEFITS
_________________________

JOHN G. GERLACH

     The following tables and narratives set forth the potential post termination benefits payable to Mr. Gerlach under his Employment Agreement and Consulting Agreement in a lump sum or over a period of time, upon certain termination events assuming that the Executive's employment was terminated as of December 31, 2007. No benefits are shown for the 1998 Stock Incentive Plan since the options granted to Mr. Gerlach were not vested and the exercise price was higher than the year end market value.

     TERMINATION FOR CAUSE AND VOLUNTARY TERMINATION. If Mr. Gerlach's employment is terminated for "Cause" as defined in the Employment Agreement or voluntarily terminates his employment, First Keystone Corporation shall not thereafter be obligated to make any further payments.

     TERMINATION WITHOUT CAUSE OR FOR GOOD REASON - BEFORE A CHANGE IN CONTROL. If Mr. Gerlach terminates his employment for "Good Reason" as defined in the Employment Agreement, or his employment is terminated by First Keystone Corporation "Without Cause," he would be entitled to receive the payment listed below. The Employment Agreement does not provide for other post termination benefits such as medical, dental and vision benefits. Assuming that Mr. Gerlach's employment was terminated Without Cause or for Good Reason as of December 31, 2007, and assuming that First Keystone Corporation did not award a bonus, he would receive the following post termination benefits:


                                  Salary            Payable
                                 Lump Sum        November 1,         Total
                                    ($)             2008 ($)          ($)
                                 ________        ___________         _____

Employment Agreement          142,080           150,000          292,080




                          Proxy Statement                Page 25

     In the event that Mr. Gerlach receives payment under this section of the Agreement, Mr. Gerlach shall not be entitled to any payment under the Consulting Agreement.

     DEATH OR DISABILITY. In the event of a termination of employment as a result of Mr. Gerlach's death or disability, the Executive's dependents, beneficiaries or estate, as the case may be, will receive benefits as they may be entitled under the terms of First Keystone Corporation's benefit programs, which includes Life Insurance proceeds of twice base salary under the Death Benefit Agreement. Mr. Gerlach's estate will receive the following payments under the employment agreement.


                                              Death             Disability
                                               ($)                 ($)
                                              _____             __________

Employment Agreement                     292,080             292,080

Life Insurance Proceeds                  591,000             ---



     TERMINATION UPON OR AFTER A CHANGE IN CONTROL. If at a "Change in Control" as defined in the Employment Agreement and ending 180 days after such Change in Control, the Executive is terminated by First Keystone Corporation he would be entitled to the benefits listed below. Assuming that, as of December 31, 2007 the Executive was terminated upon or after a Change in Control, Mr. Gerlach would have received the following post termination benefits:


                                  Salary            Payable
                                 Lump Sum        November 1,         Total
                                    ($)             2008 ($)          ($)
                                 ________        ___________         _____

Employment Agreement          142,080           150,000          292,080




     Executive shall not be entitled to any payment under the consulting agreement.

J. GERALD BAZEWICZ

     The following tables and narratives set forth the potential post termination benefits payable to Mr. Bazewicz under the Supplemental Employee Retirement Plan in a lump sum or over a period time, upon certain termination events assuming that the Executive's employment was terminated as of December 31, 2007.
No benefits are shown for the 1998 Stock Incentive Plan since the options granted to Mr. Bazewicz were not in the money and the exercise price was higher than the year-end market value.

     TERMINATED FOR CAUSE AND VOLUNTARY TERMINATION.  If Mr.
Bazewicz's employment is terminated for "Cause" as defined in the Supplemental Employee Retirement Plan or he voluntarily terminates his employment, First Keystone Corporation shall not thereafter be obligated to make any further payments.

     TERMINATION WITHOUT CAUSE OR FOR GOOD REASON- BEFORE A
CHANGE OF CONTROL.  If Mr. Bazewicz's employment is terminated
"Without Cause" or "Good Reason," he would be entitled to receive the following payments.



Page 26                   First Keystone Corporation


                                                        Termination
                                                          Without
                                                         Cause ($)
                                                        ___________
Supplemental Employee Retirement Plan                479,567



     SERP benefit would be paid in guaranteed monthly payments of $3,750 per month for 240 months commencing the month following the executive's termination of service.

     DEATH OR DISABILITY. In the event of a termination of employment as a result of Mr. Bazewicz's death or disability, his dependents, beneficiaries or estate, as the case may be, will receive benefits as they may be entitled under the terms of First Keystone Corporation's benefit programs, which includes Life Insurance proceeds of twice base salary under the Death Benefit Agreement and as follows.


                                              Death             Disability
                                               ($)                 ($)
                                              _____             __________

Supplemental Employee
     Retirement Plan                     479,567             479,567

Life Insurance Proceeds                  386,000             ---



     The SERP benefit under death would be paid to the beneficiary in monthly payments of $3,750 for 240 months commencing following the executive's death. The SERP benefit under disability shall be paid in a lump sum within 60 days after the executive's termination of employment.

     TERMINATION UPON OR AFTER A CHANGE IN CONTROL. If a "Change of Control" as defined in the Supplemental Executive Retirement
Agreement occurs, Mr. Bazewicz shall be entitled to the following payments.


                                                         Change of
                                                        Control ($)
                                                        ___________
Supplemental Employee Retirement Plan                479,567



     The SERP benefit under a change of control would be paid in monthly payments of $3,750 for 240 months commencing with the month following the executive's termination of service.

MATTHEW P. PROSSEDA

     The following tables and narratives set forth the potential post termination benefits payable to Mr. Prosseda under the Supplemental Employee Retirement Plan in a lump sum or over a period of time upon certain termination events assuming that the executive's employment was terminated as of December 31, 2007.
No benefits are shown for the 1998 Stock Incentive Plan since the options granted to Mr. Prosseda were not in the money and the exercise price was higher than the year-end market value.



                          Proxy Statement                Page 27

     TERMINATION FOR CAUSE AND VOLUNTARY TERMINATION.  If Mr.
Prosseda's employment is terminated for "Cause" as defined in the Supplemental Employee Retirement Plan or he voluntarily terminates his employment, First Keystone Corporation shall not thereafter be obligated to make any further payments.

     TERMINATION WITHOUT CAUSE OR FOR GOOD REASON- BEFORE A
CHANGE OF CONTROL.  If Mr. Prosseda's employment is terminated
"Without Cause" or "Good Reason," he would be entitled to receive the following payments.


                                                        Termination
                                                          Without
                                                         Cause ($)
                                                        ___________
Supplemental Employee Retirement Plan                13,902



     SERP benefit would be paid in guaranteed monthly payments of $258 for 240 months commencing the month following the executive's termination of service.

     DEATH OR DISABILITY. In the event of a termination of employment as a result of Mr. Prosseda's death or disability, his dependents, beneficiaries or estate, as the case may be, will receive benefits as they may be entitled under the terms of First Keystone Corporation's benefit programs, which includes Life Insurance proceeds of twice base salary under the Death Benefit Agreement and as follows.


                                              Death             Disability
                                               ($)                 ($)
                                              _____             __________

Supplemental Employee
     Retirement Plan                     584,494             13,902

Life Insurance Proceeds                  290,000             ---



     SERP benefit under death would be paid to the beneficiary in monthly payments of $4,167 for 240 months commencing the month following the executive's death. The SERP benefit under disability shall be paid in a lump sum 60 days after the executive's termination of employment.

     TERMINATION UPON OR AFTER A CHANGE IN CONTROL. If a "Change of Control" as defined in the Supplemental Executive Retirement
Agreement occurs, Mr. Prosseda shall be entitled to the following payments.


                                                         Change of
                                                        Control ($)
                                                        ___________
Supplemental Employee Retirement Plan                584,494




Page 28                   First Keystone Corporation

DIANE C. ROSLER

     The following tables and narratives set forth the potential post termination benefits payable to Ms. Rosler under the 1998
Stock Incentive Plan.

     TERMINATION FOR CAUSE AND VOLUNTARY TERMINATION.  If Ms.
Rosler's employment is terminated for "Cause" or she voluntarily terminates her employment, First Keystone Corporation shall be obligated to make the following payments.


                                           Termination          Voluntary
                                            for Cause         Termination
                                               ($)                 ($)
                                              _____             __________

1998 Stock Incentive Plan                2,841               2,841



     TERMINATION WITHOUT CAUSE OR FOR GOOD REASON- BEFORE A
CHANGE OF CONTROL.  If Ms. Rosler's employment is terminated
"Without Cause" or "Good Reason," she would be entitled to receive the following payments.


                                                        Termination
                                                          Without
                                                         Cause ($)
                                                        ___________
1998 Stock Incentive Plan                            2,841



     DEATH OR DISABILITY. In the event of a termination of employment as a result of Ms. Rosler's death or disability, her dependents, beneficiaries or estate, as the case may be, will receive benefits as they may be entitled under the terms of First Keystone Corporation's benefit programs, which includes Life Insurance proceeds of twice base salary under the Death Benefit Agreement and as follows.


                                              Death             Disability
                                               ($)                 ($)
                                              _____             __________

1998 Stock Incentive Plan                  2,841             2,841

Life Insurance Proceeds                  115,362             ---



     TERMINATION UPON OR AFTER A CHANGE IN CONTROL. If a "Change of Control" occurs, Ms. Rosler shall be entitled to the following payments.


                                                         Change of
                                                        Control ($)
                                                        ___________
1998 Stock Incentive Plan                            2,841




                          Proxy Statement                Page 29

RELATED PERSON TRANSACTIONS
___________________________

     In deciding whether to approve a related person transaction the following factors may be considered:

 * information about the goods or services proposed to be or being provided by or to the related party or the nature of the transactions;

 * the nature of the transactions and the costs to be incurred by the Corporation or payments to the Corporation;

 * an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to the Corporation from unrelated partes; and

 * the business advantage the Corporation would gain by engaging in the transaction.

     To receive approval, the related person transaction must be on terms that are fair and reasonable to the Corporation, and that are as favorable to the Corporation as would be available from non related entities in comparable transactions.

     Other than described below, there have been no material transactions between the corporation or the bank, nor any material transactions proposed, with any director or executive officer of the corporation or the bank, or any associate of these persons. The law firm Bull, Bull & Knecht, LLP, of which Directors Robert E. Bull and Robert A. Bull, are partners, provided routine legal services to the bank according to the firm's normal fee schedule and billing rates, and the bank intends to continue to engage the firm's services in the future. The bank paid total fees of $33,265.10 to the law firm during 2007. In addition, the corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 2007, to the corporation's and the bank's executive officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $5,323,382, or approximately 7.51% the total equity capital. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans are current and being paid as agreed. The largest aggregate amount of indebtedness outstanding at any time during fiscal year 2007 to officers and directors of the corporation and the bank, and their affiliates as a group was $5,263,397. The aggregate amount of outstanding indebtedness as of the latest practicable date, March 1, 2008, to the above described group was $5,043,468.


        PRINCIPAL OFFICERS OF THE BANK AND THE CORPORATION

     The following table presents selected information as of March 7, 2008, about the executive officers of the bank and corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of
Directors:



Page 30                   First Keystone Corporation

                                  Age as of
                                    March 7,           Office and Position
     Name                            2008                with the Bank
     ____                          _______             ___________________
Robert E. Bull                     85               Chairman of the Board

Robert J. Wise                     78               Vice Chairman
                                                     of the Board

J. Gerald Bazewicz                 59               President and CEO

John E. Arndt                      46               Secretary

Matthew P. Prosseda <F1>           46               Executive Vice
                                                    President and
                                                    Assistant Secretary

Diane C. Rosler                    43               Chief Financial
                                                    Officer



                                  Age as of
                                    March 7,           Office and Position
     Name                            2008              with the Corporation
     ____                            ____             ___________________
Robert E. Bull                     85               Chairman of the Board

Robert J. Wise                     78               Vice Chairman
                                                    of the Board

J. Gerald Bazewicz                 59               President and CEO

John E. Arndt                      46               Secretary

Matthew P. Prosseda <F1>           46               Treasurer and
                                                    Assistant Secretary

Diane C. Rosler                    43               ----
____________________

<F1>
Mr. Prosseda is the Director of Lending. Prior to his employment with the Bank in March 2005, Mr. Prosseda served as Executive Vice President and Director of Lending at Citizens & Northern Bank.



                        LEGAL PROCEEDINGS

     In the opinion of the management of First Keystone Corporation and its banking subsidiary, there are no proceedings pending to which the corporation or its banking subsidiary is a party to, or which their property is subject, which, if determined adversely to the corporation or the bank, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of the corporation and its banking subsidiary. In addition, to the Board's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material proceedings against First Keystone Corporation or its banking subsidiary.


       PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed J. H. Williams & Co., LLP, Certified Public Accountants, located at 270 Pierce Street, Kingston, Pennsylvania 18704, as the corporation's independent auditors for its 2008 fiscal year. The Board proposes that shareholders ratify this selection. J. H. Williams & Co., LLP, has advised the corporation that none of its members has any financial interest in the corporation. Ratification of J. H. Williams & Co., LLP, will require the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting by shareholders entitled to vote. J. H. Williams & Co., LLP served as the corporation's independent auditors for the 2007 fiscal year, assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.



                          Proxy Statement                Page 31

     Representatives of J. H. Williams & Co., LLP, will attend the Annual Meeting of Shareholders, will have the opportunity to make a statement and are expected to be available to respond to any questions. In the event that the shareholders do not ratify the selection of J. H. Williams & Co, LLP, as the corporation's independent auditors for the 2008 fiscal year, another accounting firm may be chosen to provide independent audit services for the 2008 fiscal year.

     The Board of Directors recommends that the shareholders vote
FOR the ratification of the selection of J. H. Williams & Co., LLP, as the independent auditors for the corporation for the year ending December 31, 2008.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and shareholders who own more than 10% of the Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation with the Securities and Exchange Commission. Based solely on its review of copies of Section 16(a) forms received by it, or written representations from reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2007 through December 31, 2007, its officers, directors and reporting shareholders were in compliance with all filing requirements applicable to them.


                    AVAILABILITY OF FORM 10-K

     The Company will file with the SEC an Annual Report on Form
10-K for 2007. The Company will provide a copy of that report on written request without charge to any person. Please address your request to Cheryl Wynings, Investor Relations, First
Keystone Corporation, 111 West Front Street, Berwick,
Pennsylvania 18603, telephone: (570) 752-3671.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS' MEETING TO BE HELD ON MAY 6, 2008.  THE
2008 PROXY STATEMENT AND THE 2007 ANNUAL REPORT ON FORM 10-K ARE
ALSO AVAILABLE AT WWW.FKYSCORP.COM.


                          OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on the matters as they determine to be in the best interest of the corporation.



Page 32                   First Keystone Corporation

              [ THIS PAGE INTENTIONALLY LEFT BLANK ]

                         REVOCABLE PROXY
                    FIRST KEYSTONE CORPORATION

                  ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MAY 6, 2008

               THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS

     The undersigned hereby appoints William Selden, Jr. and Evelyn Bower, and each or any of them, as proxies, with full power of substitution to represent and vote, all of the shares of Common Stock of First Keystone Corporation held of record by the undersigned on March 4, 2008, at the Annual Meeting of the Shareholders to be held at McBride Memorial Library, Community Room, 500 Market Street, Berwick, Pennsylvania, on Tuesday, May 6, 2008, at 10:00 a.m., Eastern Daylight time, and at any adjournment or postponement thereof.





Please be sure to sign and
date this Proxy in the box below

________________________________

________________________________

Date: __________________________


PROPOSAL 1:  Election of Class C Directors to serve until the
Annual Meeting of Shareholders in 2011 (except as marked to the contrary below):

[ ] For             [ ] Withhold              [ ] For All Except

    Don E. Bower        Robert A. Bull        Dudley P. Cooley

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

    _________________________________________________________


PROPOSAL 2: To Ratify the selection of J. H. Williams & Co., LLP as the Independent Auditors for the Corporation for the year ending December 31, 2008.

[ ] For                [ ] Against                [ ] Abstain


                THE BOARD OF DIRECTORS RECOMMENDS
               A VOTE "FOR" EACH OF THE PROPOSALS.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES
LISTED ABOVE AND "FOR" PROPOSAL 2.

     This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof. The Board of Directors at present knows of no other business to be brought before this meeting. However, if any other business is properly brought before the meeting, the shares represented by this proxy in absence of instructions to the contrary will be voted in accordance with the recommendations of the management of the Corporation.

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend this meeting.


   ___________________________________________________________
              Detach above card, sign, date and mail
                in postage paid envelope provided.

                    FIRST KEYSTONE CORPORATION
                      111 WEST FRONT STREET
                   BERWICK, PENNSYLVANIA 18603

     The undersigned acknowledges receipt of the Notice of Annual
Meeting of Shareholders and Proxy Statement dated March 28, 2008, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

     Number of shares Held on Record on March 4, 2008: ________

     This proxy must be dated, signed by the shareholder(s) and returned promptly in the enclosed envelope. When shares are held by joint tenants, all should sign. When singing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                       PLEASE ACT PROMPTLY
             SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE
SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN
THE ENVELOPE PROVIDED.

__________________________________

__________________________________

__________________________________